                                                                    EXHIBIT 77H

                N-SAR ITEM 77H: CHANGE IN CONTROL OF REGISTRANT

Below are the persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

                                                  AS OF DECEMBER 31ST 2013
----------------------------------------------------------------------------------------------------------------------------
                      FUND                                           NAME OF PERSON                     OWNERSHIP % OF SERIES
-------------------------------------------------  ---------------------------------------------------- ---------------------
COLUMBIA VP-DIVERSIFIED BOND FUND                  JPMCB NA CUST FOR VP-MODERATE PORTFOLIO                              28.08%
COLUMBIA VP-EMERGING MARKETS BOND FUND             JPMCB NA CUST FOR VP-MODERATELY AGGRESSIVE PORTFOLIO                 27.21%

                                                     AS OF JULY 1ST 2013
----------------------------------------------------------------------------------------------------------------------------
                      FUND                                           NAME OF PERSON                     OWNERSHIP % OF SERIES
-------------------------------------------------  ---------------------------------------------------- ---------------------
COLUMBIA VP-DIVIDEND OPPORTUNITY FUND              JPMCB NA CUST FOR VP-MODERATE PORTFOLIO                              25.01%
COLUMBIA VP-MID CAP VALUE OPPORTUNITY FUND         JPMCB NA CUST FOR VP-MODERATELY AGGRESSIVE PORTFOLIO                 27.40%
VP-VICTORY ESTABLISHED VALUE FUND                  JPMCB NA CUST FOR VP-MODERATELY AGGRESSIVE PORTFOLIO                 27.18%
VP-COLUMBIA WANGER INTERNATIONAL EQUITIES FUND     JPMCB NA CUST FOR VP-MODERATELY AGGRESSIVE PORTFOLIO                 27.85%
VP-MONDRIAN INTERNATIONAL SMALL CAP FUND           JPMCB NA CUST FOR VP-MODERATELY AGGRESSIVE PORTFOLIO                 25.24%